EXHIBIT 10.16
                            ASSET PURCHASE AGREEMENT


     AGREEMENT  dated  as  of  March  17,  1997,   between  STYLING   TECHNOLOGY
CORPORATION, a Delaware corporation ("Buyer"), CREATIVE LABORATORIES, INC., a Minnesota corporation ("Seller").

                                     RECITAL

     A. Seller develops, produces, markets, and distributes an exclusive line of tanning products, which are marketed under the brandname "Utopia" (the "Utopia Products"), to beauty distributors and tanning salons in the United States and worldwide (the "Business"). Seller owns all of the assets and properties relating to or used in connection with the Business, as represented by the attached Bill of Sale.

     B. Buyer desires to acquire, and Seller desires to transfer, certain of the assets, properties, rights, and goodwill of Seller upon the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth below, the parties hereby agree as follows:

     1. PURCHASE AND SALE OF ASSETS. On the Closing Date (as defined herein), Seller shall sell, assign, transfer, convey, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all liens, claims, encumbrances, security interests, and other charges, all of the following assets (collectively "Transferred Assets");

          (a) All of Seller's finished goods inventory of Utopia Products (the "Finished Goods"), a complete list of which is attached hereto as SCHEDULE 1(A).
SCHEDULE 1(A) sets forth the product name, SKU number, and quantity as well as Seller's actual cost of goods with respect to each item of the Finished Goods included in Transferred Assets.

          (b) All of Seller's inventory on consignment with full right of return of Utopia Products (the "Consignment Inventory"), a complete list of which is attached hereto as SCHEDULE 1(B). SCHEDULE 1(B) sets forth the product name, SKU number, and quantity as well as Seller's dealer price (as in effect on February 27, 1997) with respect to each item of Consignment Inventory included in Transferred Assets. The Consignment Inventory and the Finished Goods are collectively referred to herein as the "Inventories."

               (c) All of Seller's intellectual property rights that are owned by or licensed to Seller, including, without limitation, all patents and applications therefor, know-how, unpatented inventories, trade secrets, packaging styles and methods, business and marketing plans, ideas for products or production developed by or on behalf of Seller, copyrights and applications therefor, trademarks and applications therefor, service marks and applications therefor, trade names and applications therefor, and all names, logos, and slogans used by Seller related to Utopia Products (the "Intellectual Property"), including the Intellectual Property set forth in SCHEDULE 1(C) attached hereto and including any other Intellectual Property transferable by Seller relating to Utopia Products. Attached to SCHEDULE 1(C) are copies of all such business and marketing plans, license agreements, copyrighted materials, trademarks, and trade names, and patents and all applications therefor relating directly or indirectly to Utopia Products. The parties acknowledge and agree that Seller makes no representations or warranties as to any Intellectual Property and that Seller and Buyer have negotiated an allowance for legal expenses involved in resolving certain Intellectual Property issues as is more specifically described in paragraph 4(d) below.

               (d) All sales and promotional materials relating to Utopia Products, including, without limitation, educational materials, sales brochures, product displays and t-shirts ("Promotional Materials"), a complete list of which is attached hereto as SCHEDULE 1(D). SCHEDULE 1(D) sets forth the items and quantity as well as Seller's actual cost with respect to each item of Promotional Materials included in Transferred Assets.

               (e) All right, title and interest owned by Seller in and to the name "Utopia" and any and all names associated with any Utopia Products sold by Seller at any time within the preceding twenty-four (24) months, and any derivations thereof (the "Names").

               (f) All of Seller's product formulas with respect to all Utopia Products (the "Formulas"), complete copies of which are attached hereto as
SCHEDULE 1(F).

     2. NO LIABILITIES ASSUMED. Notwithstanding anything contained herein or in any document executed in connection herewith, Buyer shall not assume, and shall not be deemed to have assumed, any of the debts, liabilities, or obligations of Seller.

     3. PURCHASE PRICE. The purchase price of the Transferred Assets (the "Purchase Price"), shall be computed as set forth in SCHEDULE 3. The Purchase Price shall be equal to thirty-five (35%) percent of the aggregate dealer price (as in effect on February 27, 1997) with respect to the Consignment Inventory, plus one hundred (100%) percent of Seller's aggregate actual cost of goods (not to exceed the cost of goods reflected on the Inventory Valuation Report, a copy of which is attached as SCHEDULE 3(A)) with respect to Finished Goods and Promotional Materials, plus One Hundred Twenty Thousand ($120,000.00) Dollars for the Intellectual Property and the Names, minus a Ten Thousand ($10,000.00) Dollar credit against freight with respect to the Consignment Inventory, minus Ten Thousand ($10,000.00) Dollars for potential legal expenses as referenced in paragraph 4(d). Buyer shall pay the Purchase Price by cashier's check or wire transfer to Seller on the Closing Date.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as follows.

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Seller and each of its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate powers and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted.

               (b) CORPORATE AUTHORITY. Seller has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Seller has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Seller, including approval of shareholders, are necessary to authorize the execution and delivery by Seller of this Agreement or the consummation by Seller of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of Seller , enforceable against Seller in accordance with its terms.

               (c) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Seller or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Seller or any of its subsidiaries is subject or by which Seller or any of its subsidiaries is bound, except as indicated on the attached SCHEDULE 4(C).

               (d)  INTELLECTUAL  PROPERTY.  To the extent  that Seller owns the rights to use all packaging, logos, trademarks, trade names, trade secrets, fictitious names, service marks, patents and copyrights that are used in or necessary to develop, produce, market, and distribute all Utopia Products, said rights are being transferred to Buyer herewith. As part of the Purchase Price, the parties have negotiated a credit from Seller to Buyer in the amount of Ten Thousand ($10,000.00) Dollars for legal expenses which Buyer anticipates will be incurred in properly documenting the Intellectual Property rights described in the preceding sentence. As such, the parties acknowledge that all such Intellectual Property rights are being transferred "as is" without representation  or warranty by Seller,  except as  expressly  set forth  herein.
SCHEDULE 1(C) hereto sets forth a true, complete and correct list of all of the Intellectual Property owned or used by Seller. To the best of Seller's knowledge, none of the matters covered by the Intellectual Property relating to the Transferred Assets, nor any of the products or services sold or provided by Seller relating to the Transferred Assets, nor any of the processes used or the business practices followed by Seller relating to the Transferred Assets, infringes or has infringed upon any trademark, trade name, trade secrets, fictitious name, service mark, patent, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition. To the best of Seller's knowledge, Seller is not obligated and following the Closing Buyer will not be obligated as a result of any act of Seller to pay any royalty or other payment with respect to any of the Intellectual Property. To the best of Seller's knowledge, no person or entity is producing, providing, selling, or using products or services that would constitute an infringement of any of the Intellectual Property.

               (e) INVENTORIES. The Inventories of Seller are in good and merchantable condition and do not include obsolete, obsolescent, or otherwise not readily marketable items. The Finished Goods are saleable at prices currently quoted by Seller, and the sale thereof to customers will not result in any liability of any kind to Buyer.

               (f) FORMULAS. Seller owns all rights with respect to, and has good and marketable title to, all of the Formulas set forth in SCHEDULE 1(F). Seller is not, and following the Closing Buyer will not be, obligated to pay any royalty or other payment with respect to any of the Formulas. To the best of Seller's knowledge, no person or entity is producing, providing, selling, or using products that would constitute an infringement of any of the Formulas.
SCHEDULE 1(F) contains complete and accurate copies of all of the Formulas. The Formulas attached to SCHEDULE 1(F) are the exact formulas being used routinely to batch and produce each of the representative Utopia Products.

               (g) TITLE TO PROPERTIES. Seller has good and marketable title to all of the Transferred Assets. The Transferred Assets are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention or other security arrangement.

               (h) ACCURACY OF STATEMENTS. To the best of Seller's knowledge, neither this Agreement nor any material statement, list, certificate, or other information furnished or to be furnished by Seller or any Designated Shareholder to Buyer in connection with this Agreement or any of the material transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

     5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Buyer and each of its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Buyer nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction.

               (b) CORPORATE AUTHORITY. Buyer has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Buyer has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Buyer, including approval of stockholders, are necessary to authorize the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of Buyer, enforceable against it in accordance with its terms.

               (c) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Buyer or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Buyer or any if its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Buyer or any of its subsidiaries is subject or by which Buyer or any of its subsidiaries is bound.

               (d) ACCURACY OF STATEMENTS. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Buyer to Seller in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

     6. COVENANT NOT TO COMPETE; TRADE SECRETS.

               (a) COVENANT NOT TO COMPETE. In consideration of the execution and delivery of this Agreement by Buyer, and in consideration of the Purchase Price, and as additional consideration therefor, Seller, its principal shareholders, directors, and officers unconditionally agree that, during the Restricted Period (as defined below), Seller, its principal shareholders, directors, and officers will not, directly or indirectly (including, without limitation, as a partner, shareholder, director, officer or employee of, or lender or consultant to, any other person or entity), or in any other capacity within, into or from the Restricted Territory (as defined below) engage in the development, production, marketing, or distribution of Tanning Products (as defined below) to distributors, wholesalers, retailers, or over the counter ("OTC") stores in the beauty industry unless first authorized in writing by Buyer, which authorization may be withheld in the sole and absolute discretion of Buyer; provided, however, that the foregoing restrictions shall not apply to any sales to Regis Corporation, Sally Beauty Company, Inc., Nailco, Larry's Beauty Supply (Oklahoma City, OK), Beauty Depot, or Salons Plus (Regina,
Saskatchewan). Moreover, nothing herein shall prohibit Seller from selling or marketing Tanning Products to tanning salons under the brand names "Stages" or "Jolt," or other of Seller's brand names, and nothing herein shall be deemed to prohibit or restrict Seller, its principal shareholders, directors or officers from selling, marketing, manufacturing, or distributing goods or products, other than Tanning Products, to the full service beauty industry or otherwise. For purposes of this Agreement, the term "Restricted Period" shall mean the period ending five (5) years from the Closing Date. For purposes of this Agreement, the term "Restricted Territory" shall mean worldwide, including the United States. For purposes of this Agreement, the term "Tanning Products" shall mean tanning, sun care, and/or skin care products, such as tanning lotions, tanning gels, tanning mousses, moisturizer products, and sun protection products.

               (b) TRADE SECRETS AND OTHER INFORMATION. After the Closing, neither Seller nor any of its principal shareholders (Gary Simmons and Dale Simmons, together the "Principal Shareholders") will communicate or divulge to, or use for the benefit of, any person, firm or corporation, other than Buyer, or its agents or representatives, any of the Intellectual Property or any other trade secrets, methods, formulas, business and/or marketing plans, processes or any other proprietary or confidential information with respect to the Transferred Assets or Seller's operations, methods, or business prospects with respect to the Transferred Assets. The preceding sentence shall not apply to information that (i) is, was, or becomes generally known or available to the public or the industry other than as a result of a disclosure by Seller or any Principal Shareholder in violation of this Agreement, or (ii) is required to be disclosed by law. Seller will advise Buyer, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, such that Buyer can seek appropriate legal relief.

               (c) EQUITABLE RELIEF. Seller and its Principal Shareholders acknowledge that the covenants contained in each of paragraphs (a) and (b) of this Section 6 are a material inducement for Buyer to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Accordingly, Seller and its Principal Shareholders acknowledge that the restrictions contained in each of paragraphs (a) and (b) of this Section 6 (including, without limitation, the Restricted Period and the Restricted Territory) are reasonable and necessary for the protection of Buyer's investment in the Transferred Assets, and that a breach of any such restriction could not adequately be compensated by damages in an action at law. In the event of a breach or threatened breach by Seller or any of its Principal Shareholders of any of the provisions of paragraphs (a) or (b) of this Section 6, Buyer shall be entitled to obtain an injunction (preliminary or permanent, or a temporary restraining order) restraining the breach of this Agreement, as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which right shall be cumulative and in addition to any other rights or remedies to which Buyer may be entitled.

               (d) SEVERABILITY; SURVIVAL. Each and every provision set forth in this Section 6 is independent and severable from the others, and no provision shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. The parties hereto agree that if any provision of this Section 6 shall be declared by a court of competent jurisdiction to be unenforceable for any reason whatsoever, the court may appropriately limit or modify such provision, and such provision shall be given effect to the maximum extent permitted by applicable law. Each provision of this Section 6 shall survive the Closing.

     7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the satisfaction of the following conditions on or before the Closing Date.

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

               (b) PERFORMANCE OF AGREEMENTS. Seller shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing Date and shall have delivered all documents, instruments, and materials required by this Agreement.

               (c) CERTIFICATE OF SELLER. Buyer shall have received from Seller a certificate of the president and secretary of Seller, dated the date of the Closing Date, certifying that to the best of their knowledge all representations and warranties set forth in this Agreement are true, complete, and correct in all material respects at and as of the Closing Date if made at that time, and that to the best of their knowledge Seller has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by Seller at or before the Closing Date.

               (d) SATISFACTION WITH DUE DILIGENCE. Buyer shall have completed its due diligence investigation of Seller and the results of such due diligence shall have been satisfactory to Buyer, in its sole discretion.

               (e) OPINION OF COUNSEL FOR SELLER. Buyer shall have received an opinion of counsel for Seller, dated the Closing Date, in form and substance satisfactory to Buyer and its counsel, to the effect that to the best of such counsel's knowledge, based on due inquiry:

                    (i) Seller is duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has the corporate power and authority under the laws of such state to own, lease, and operate its properties, to carry on its business as then being conducted, and to consummate the transaction contemplated hereby;

                    (ii) all necessary corporate proceedings of the Board of Directors and the shareholders of Seller to approve and adopt this Agreement and to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

                    (iii) Seller has the corporate power and authority to execute and deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by it and constitutes its legal, valid, and binding obligation, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principals of equity;

                    (iv) the consummation of the transactions contemplated by this Agreement will not violate or result in a breach of or constitute a default by Seller under any provision of any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which Seller is a party or by which any of them are bound.

                    With  respect to the opinions  expressed  pursuant to clause
(iv) above, such opinion may be based upon a certificate or certificates of any officer or officers of Seller and such other matters as such counsel deems appropriate, and such counsel may rely on opinions of other counsel reasonably satisfactory to Buyer, which opinion is delivered in connection with this Agreement.

          (f) Buyer shall have received a letter from Seller dated as of the Closing Date representing and warranting that all Consignment Inventory on Schedule l(b) was delivered to customers on consignment with a one hundred (100%) percent guaranteed full return privilege.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. The obligations of Seller under this Agreement are, at the option of Seller, subject to the satisfaction of the following terms and conditions on or before the Closing Date:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on or as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

          (b) PERFORMANCE OF AGREEMENTS. Buyer shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by Buyer on or prior to the Closing Date and shall have delivered all consideration, documents, instruments, securities, and other materials required by this Agreement.

          (c) PURCHASE ORDER. Buyer shall have executed a purchase order (the "Purchase Order") in the form attached hereto as SCHEDULE 8(C) to buy certain additional finished goods inventory from Seller. The Purchase Order shall provide for a total purchase price equal to thirty-five (35%) percent of the aggregate dealer price (as in effect on February 27, 1997) for such additional finished goods inventory, and shall require delivery of such finished goods inventory to Buyer within three (3) weeks of the date hereof.

     9. SURVIVAL; INDEMNIFICATION BY SELLER.

          (a) SURVIVAL. The representations, warranties, covenants, and indemnification set forth herein shall survive the execution and delivery of this Agreement. The representations, warranties, covenants, and indemnification shall not be affected by any investigation, verification, approval, or subsequent notice made by or on behalf of any party thereto.

          (b) GENERAL. Seller covenants and agrees to defend, indemnity, and hold Buyer harmless for, from and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense, or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that Buyer may suffer or incur by reason of (a) the material inaccuracy of any of the representations or warranties of Seller or any Designated Shareholder contained in this Agreement, or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; (b) the failure to comply with, or the breach, or the default by Seller of any of the material covenants, warranties, or agreements made by Seller contained in this Agreement, or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (c) any claim or allegation of infringement of any trademark, trade name, fictitious name, service mark, or copyright (or any application with respect thereto) by any person or entity with respect to any and all product that has been manufactured by Seller or caused to be manufactured by Seller under the name Utopia, including but not limited to finished goods as listed in SCHEDULE 1(A), consignment inventory as listed in
SCHEDULE 1(B), and the purchase order noted on Schedule 8(c).

          (c) BULK SALES MATTERS. Seller covenants and agrees to defend, indemnity, and hold Buyer harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense, or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action which Buyer may suffer or incur by reason of any liability or obligation of Seller, of whatsoever nature or type, with respect to or arising under any applicable Bulk Sales Act.

          (d) NOTICE AND RIGHT TO DEFEND THIRD-PARTY CLAIMS. Promptly upon receipt of notice of any claim, demand, or assessment or the commencement of any suit, action, or proceeding with respect to which indemnity may be sought pursuantto this Agreement, the party seeking to be indemnified or held harmless (the "Indemnitee") shall notify in writing, if possible, within sufficient time to respond to such claim or answer or otherwise plead in such action (but in any event within ten (10) days), the party from whom indemnification is sought (the "Indemnitor"). In case any claim, demand, or assessment shall be asserted, or suit, action, or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims without the consent of Indemnitee, however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement, or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct, or settlement of such action while the Indemnitor is diligently defending, conducting, settling, or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action, or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books, and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's expense, to defend, conduct, settle, or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

     10. CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Buyer's legal counsel, O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, One East Camelback Road, Suite I 100, Phoenix, Arizona on March 20, 1997 at 9:00 a.m., Mountain Standard time, or at such other date, time, and place as may be agreed upon by Buyer and Seller, which date is sometimes herein called the "Closing Date." Seller need not be present at such Closing.

     11. COVENANTS OF SELLER. Seller agrees that prior to the Closing Date:

          (a) PRESERVATION OF BUSINESS. Seller shall use its best efforts to (i) preserve intact the present business organization of Seller, (ii) preserve the present goodwill and advantageous relationships of Seller with distributors and suppliers and all other persons having business dealings with Seller, and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of Seller. Seller shall maintain in force all property, casualty, and other forms of insurance that it is presently carrying. All of the foregoing are with respect to the Transferred Assets only.

          (b) PRESERVATION OF TRANSFERRED ASSETS. Seller shall not sell, lease, exchange, mortgage, pledge, transfer, or otherwise dispose of or encumber the Transferred Assets.

          (c) ORDINARY COURSE. Seller shall operate its business regarding the Transferred Assets only in the usual, regular, and ordinary course and manner in accordance with past practices.

          (d) ADDITIONAL DISCUSSIONS. Neither Seller nor any of its representatives shall have any discussions with any parties (other than with Buyer and its representatives) with respect to the sale, assignment, transfer, or conveyance of the Transferred Assets.

     12. BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its best efforts to obtain all necessary, proper, or advisable permits, consents, authorizations, requests, and approvals of third parties and governmental authorities. V%le Buyer does not believe an audit of Seller is required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (the "SEC"), Seller agrees to make all of its books and records related to the Transferred Assets reasonably available to Arthur Andersen LLP and to cooperate fully with Buyer and Arthur Andersen LLP, including making any standard representations and signing any reasonable standard audit representations letters, in order to complete any audit that may be required under applicable SEC rules and regulations, as determined by Arthur Andersen LLP. If at any time after the Closing Date, any further reasonable action is necessary or desirable to carry out the purposes of this Agreement (including providing any reasonable information in any way related to the assets to be purchased pursuant to this Agreement), the proper officers and directors of each party to this Agreement shall take all such action.

     13. CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

     14. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage paid, addressed as set forth below:

              If to Buyer:

              Styling Technology Corporation
              1146 South Cedar Ridge
              Duncanville, Texas
              Attention:  Sam Leopold

              with a copy given in the manner
              prescribed above, to:

              O'Connor, Cavanagh, Anderson,
              Killingsworth & Beshears
              One East Camelback Road, Suite 1100
              Phoenix, Arizona 85012
              Attention:  Robert S. Kant, Esq.


              If to Seller:

              Creative Laboratories, Inc.
              1325 Eagandale Court
              Eagan, Minnesota 55121
              Attention:  Dale Simmons


              with a copy given in the manner
              prescribed above, to:

              Iliff & Associates, P.A.
              5050 France Avenue South
              Edina, Minnesota 55410
              Attention:  Todd R. Iliff, Esq.

     Any party may alter the address to which communications or copies are sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for giving of notice.

     15. BINDING NATURE OF AGREEMENT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign, delegate or transfer its rights or obligations under this Agreement without prior written consent of the other parties hereto. Any assignment, delegation, or transfer made in violation of this Section 15 shall be null and void.

     16. ENTIRE AGREEMENT. This Agreement and the schedules and exhibits hereto contain the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     17. PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     18. GENDER. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

     19.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             STYLING TECHNOLOGY CORPORATION


                                             By: /s/ Sam Leopold
                                                --------------------------------
                                                 Sam Leopold
                                                 Chairman of the Board and CEO


                                             CREATIVE LABORATORIES, INC.



                                             By: /s/ Gary Simmons
                                                --------------------------------
                                                 Gary Simmons
                                             Its:
                                                --------------------------------

                                             CREATIVE LABORATORIES, INC.


                                             By: /s/ Dale Simmons
                                                --------------------------------
                                                  Dale Simmons
                                             Its: President


                                             PRINCIPAL SHAREHOLDERS (only as to
                                             obligations as "Principal
                                             Shareholders" as defined above):


                                             /s/ Dale Simmons
                                             -----------------------------------
                                             Dale Simmons

                                             /s/ Gary Simmons
                                             -----------------------------------
                                             Gary Simmons